UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers

On April 12, 2023, Daniel F. McNease notified Independence Contract Drilling, Inc. (the “Company”) of his decision to retire immediately from the Board of Directors for personal reasons. There were no disagreements between Mr. McNease and the Company or the Board of Directors. Mr. McNease served as Chairman of the Board and was a member of the Company’s Compensation Committee.

On April 12, 2023, the Board elected James G. Minmier to serve as Chairman of the Board. Mr. Minmier has served as a director of the Company since October 2018 and serves as Chairman of the Compensation Committee of the Board of Directors.

Effective April 17, 2023, Brian D. Berman was elected to the Board of Directors of the Company to fill the vacancy created by Mr. McNease’s retirement. Mr. Berman was appointed to the Company’s Board of Directors pursuant to the terms of the Investor’s Rights Agreement dated March 18, 2023, between the Company and Glendon Capital Management. Mr. Berman replaced Vincent J. Cebula as such designee of Glendon Capital Management, while in connection with Mr. McNease’s retirement, Mr. Cebula, an independent director of the Company, has been redesignated as a Company nominee not appointed under such Investor’s Rights Agreement.

Mr. Berman, age 55, is a founding partner of Glendon Capital Management and has served in such position since 2013. Prior to such time, Mr. Berman was a Managing Director of the Barclays Asset Management Group from 2006 until 2013 and served as a Managing Director at Oaktree Capital Management from 1996 to 2006. Prior to Oaktree, Mr. Berman was employed for one year at Tamkin Capital Partners in merchant banking and for five years at Wertheim Schroder & Co. Mr. Berman received a B.S.E. from The Wharton School of the University of Pennsylvania in 1989 and earned an M.B.A. from The UCLA Anderson School of Management in 1996.

A copy of the Company’s press release regarding the retirement of Mr. McNease and the appointment of Mr. Berman to the Company’s Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: April 17, 2023	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary